INVESTOR PRESENTATION MAY 2019 © KEMET Electronics. All Rights Reserved. 1

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of KEMET Corporation (the “Company”) that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s current beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) default or failure of one or more of our counterparty financial institutions could cause us to incur significant losses; (xviii) the need to reduce the total costs of our products to remain competitive; (xix) potential limitation on the use of net operating losses to offset possible future taxable income; (xx) restrictions in our debt agreements that could limit our flexibility in operating our business; (xxi) failure to maintain effective internal controls over financial reporting; (xxii) service interruption, misappropriation of data, or breaches of security as it relates to our information systems could cause a disruption in our operations, financial losses, and damage to our reputation; (xxiii) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxiv) fluctuation in distributor sales could adversely affect our results of operations; (xxv) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxvi) volatility in our stock price. © KEMET Electronics. All Rights Reserved. 2

Who We Are 15,000 © KEMET Electronics. All Rights Reserved. 3

KEMET: A Growth Company  Uniquely positioned to capture the growing demand for custom designed, higher margin electronic components and capacitors given strong industry tailwinds  Completed structural transformation resulting in increased and sustainable margins, and enhanced durability of revenue base  Accelerated growth profile in high value, design-in, high reliability solutions - differentiated from high volume manufacturers  Strong proprietary technology to support organic growth in future key markets  Strong balance sheet with significant flexibility to pursue strategic growth opportunities  Experienced Management team with a strong track record of successfully integrating acquisitions and realizing synergies  Focus on returning value to shareholders; initiated a dividend policy last year © KEMET Electronics. All Rights Reserved. 4

Your World with KEMET Our components are in hundreds of products that are around you everyday © KEMET© KEMET Electronics. Electronics. All RightsAll Rights Reserved. Reserved. 5

Growth Drivers © KEMET Electronics. All Rights Reserved. 6

Market Trends Driving Growth

Complexity of Tech Increases Demand

- ✓ Industry 4.0
- ✓ Growing EV Market (Tesla Model ~10,000 capacitors)
- ✓ Alternative Energy
- ✓ Emergence of 5G
- ✓ IoT
- ✓ Cloud Computing
- ✓ Smartphone (iPhone X ~1,000 capacitors)

Ceramic Supply / Demand

- ✓ Historical market growth of approx. 7% per year in volume
- ✓ 2017-2018 – growth of 15% per year
- ✓ Large suppliers walking away from larger case size business
- ✓ A supply imbalance of ~ 10 KEMETs existed
- ✓ Since fall 2018 demand for mobile devices decreasing, relieving some imbalance
- ✓ View is 2H of 2019 mobile device demand increase
- ✓ Estimated long term MLCC growth of 9%-12% per year

© KEMET Electronics. All Rights Reserved.
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Positioned for New Growth Opportunities By 2023, 1 in 10 sold cars will be an EV and 8 out of 10 will include Advanced Driver Assistance Electronics. Transportation Communications / Server Industrial Market Electronics Market / Data Storage Market 5G will fuel sustainable long-term growth $225B $226B in Automotive, Healthcare $350B and Smart Cities. Industry 4.0 – Smart CAGR CAGR CAGR Factories and Industrial 6-7% 7-8% 3-4% Automation will accelerate demand for electronic 2018 components and solutions. 2018 2022E 2022E 2018 2022E Source: Prismark © KEMET Electronics. All Rights Reserved. 8

Structural Transformation © KEMET Electronics. All Rights Reserved. 9

Successful Structural Transformation Positioned for new opportunities Market Segmentation Since 2008 focus shifted from consumer markets to Automotive, Defense/Aero, Medical, Energy, Telecom and Industrial Competitors’ focus: small case size MLCCs KEMET focus: high-reliability, high-voltage, power and large case size MLCCs General Purpose = 0.6% CAGR since 2010 Other segments = 17% CAGR since 2010 Ceramic 33% of total KEMET Ceramic capacity “pre-sold” through 3 customer capacity agreements © KEMET Electronics. All Rights Reserved. 10

Successful Structural Transformation Positioned for new opportunities $50 million / year in cost savings from Vertical Integration from base year 2012 Raw material price stability Ta powder cost as a % of sales reduced by 13+ Gross margin percentage points Automotive – new growth market Polymer/Tantalum #1Polymer market share (31%) © KEMET Electronics. All Rights Reserved. 11

Transformative TOKIN Acquisition $240 million revenue from Magnetic, Sensors and Actuators segment Strengthened Balance Sheet reduced leverage and allowed for refinancing in Japan $21M savings in annual interest expense Production yield improvements of more than 7 percentage points in Polymer Tantalum Product portfolio expansion = cross-selling opportunities supporting KEMET’s long tail strategy Legacy KEMET materials science expertise, resulting in significant synergies at TOKIN Complementary geographic footprint © KEMET Electronics. All Rights Reserved. 12

TOKIN Acquisition Strengthens Balance Sheet Improved FCF generation Positioned to take on to reinvest in business more leverage for possible & return to shareholders M&A transactions Net Debt Interest Expense *Leverage $350 $45 5 $40 $300 $35 4 $250 $30 3 $200 $25 $20 2 $150 $15 $100 $10 1 $50 $5 0 $0 $0 FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 FY19 FY20E FY15 FY16 FY17 FY18 FY19 FY20E FY20E *Leverage = Debt/Adjusted EBITDA Before TOKIN acquisition After TOKIN acquisition © KEMET Electronics. All Rights Reserved. 13

KEMET: A Growth Company © KEMET Electronics. All Rights Reserved. 14

Revenue at a Glance FY19 23% 41% 14% Polymer/ 27% 24% 39% Tantalum Ceramic +14% Y/Y +35% Y/Y Americas EMEA APAC Japan +30% Y/Y +13.5% Y/Y +11 Y/Y & Korea +7% Y/Y 17% 15% Magnetics, Film & Sensors Aluminum & Actuators Electrolytics +6% Y/Y +2% Y/Y Revenue by Region Revenue by Product Group © KEMET Electronics. All Rights Reserved. 15

Go-to-Market Strategy $ CUSTOMER COUNT Global Sales Design-In Service Digital Engagement Team Focus Long Tail Platform Over 180K 33 Sales Offices High Performance Customers Market Leading in 11 Countries Applications in (Top 1K approx. 50% of $) Simulation & Component Growth Segments Search Tools Global Distribution Network Field Applications Capabilities to service Investing in new Engineering Teams High Mix – High Digital Commerce Value Needs & Service Solutions © KEMET Electronics. All Rights Reserved. 16

Digitization of Miniaturization & improved Market $13B Overall Market* society results in capabilities driving more Overview “explosion of devices” MLCCs / device The subset in which KEM competes (design- in, higher margin) is $3.2B Revenue by ADAS, Hybrid / EVs End Market & Autonomous Driving Wireless Charging Automotive Growth Ceramic Satellites, Radar & Industrial Drivers Guidance Systems Defense/Aerospace Product Line Overview Energy Power Density & $373M FY19 Revenue Telecom Energy Efficiency Estimated long-term organic 5G Infrastructure revenue & Connectivity CAGR: 9% – 12% Technology leadership Supplier for leading in high-power applications The KEM brands in segments Secured 33% of future capacity with long-term (10 yr) that require reliability Focused on value added Difference customer agreements and performance solutions with longer product-life cycles *WCTS© KEMET Statistics Electronics. All Rights Reserved. 17

Increased Market performance Adoption of MnO technology $1.6B 2 demands driving Polymer technology proven in high Overview Market* Tantalum in new applications reliability applications Polymer growth Revenue by End Market ADAS & Autonomous Driving Tablet/PC Polymer/Tantalum Growth 5G Infrastructure Industrial Drivers & Connectivity Consumer Product Line Overview Telecom/Cloud $563M FY19 Revenue Data growth – Mission Critical Servers & SSDs Automotive Estimated long-term organic revenue Power Density & Energy Efficiency CAGR: 4% – 6% Technology Leadership Only vertically in Tantalum Polymer integrated, diversified, The KEM Technology & conflict-free Ta supplier • Automotive Grade Products Market Share Difference • High Reliability Offering Leadership Stable operations configured to support • Design wins with key customers growth products leading in their segments *WCTS© KEMET Statistics Electronics. All Rights Reserved. 18

Aluminum Electrolytic - Film Technology self Film $970M High capacitance and voltage Market healing capabilities deliver in multiple configurations Al Electrolytic $7B solutions in high reliability Overview ($1.2B Focus Markets) under extreme conditions Adoption of Polymer technology in new applications Revenue by End Market Hybrid and Electric Vehicles Growth EV Charging Industrial Film & Electrolytic Drivers Infrastructure Automotive Product Line Overview Consumer Alternative Other Energy (Telecom, Computer, Medical) $206M FY19 Revenue Power Density & Estimated long-term organic Energy Efficiency revenue CAGR: 2% – 4% Leading supplier for: Established JV in China Inverter technology to address E-Mobility** The KEM Recognized brand with for EVs Market in the region Difference wide product portfolio for Energy recuperation & demanding applications Consolidated Operations on-board chargers *WCTS Statistics in Lower Cost Countries **E©-Mobility KEMET Electronics. = any electricity All Rights poweredReserved. vehicle (car, bus, bike, scooter…) 19

Sensor portfolio focused on high sensitivity needs High Frequency – and Market (Temp., Current, Vibration, Movement) High Power applications Overview Est. $10B Market High Precision Actuators used Broadband noise solution In Semiconductor Manufacturing Equipment Revenue by ADAS, Hybrid / EVs & End Market Autonomous Driving Industry 4.0 Magnetics, Sensors Growth Industrial 5G Infrastructure Drivers & Connectivity Consumer & Actuators Tablet/PC/Server Product Line Overview Automotive Data growth – $241M FY19 Revenue Servers & Edge Medical Computing Others Estimated long-term organic revenue Power Density & CAGR: 3% – 5% Energy Efficiency Technology leadership The KEM Supplier for leading in magnetic and piezo Advanced materials brands in segments ceramic materials development capabilities Difference that require reliability focused on increasing depth and performance Flexible design capability and breadth of product offering. in focus segments © KEMET Electronics. All Rights Reserved. 20

Proprietary technology drives organic growth







SIX innovation and research centers

1300 active patents and nearly **300** trademarks

600 first to market products
46,000 new part numbers in FY19

Automotive Grade POLYMER

High-performance 1st to market series developed to deliver high reliability and stability under harsh environmental conditions.

Fully compliant with all AEC-Q200 Qualification Testing.

KONNEKT™ CERAMIC

Capacitor Stacks featured in Google's open source Switched Tank DC/DC Converter (STC) design.

This innovation is used where conversion efficiency is critical for cost-efficient 48V power architecture.

Flex Suppressor® MAGNETICS

Flex Suppressor sheet already designed into optical transceivers for 5G applications as a solution to reduce noise and interference.

FlakeComposite™ - new material which allows production of thin magnetic sheets suitable for inductors embedded in circuit boards.

© KEMET Electronics. All Rights Reserved.

21

Corporate Sustainability Report Vertically-integrated and conflict-free tantalum supply chain 22.9% reduction in absolute carbon emissions from FY17 to FY18 exceeding goal of 3% Dedication to employee empowerment, health and safety International company with a multinational and diverse workforce. Women represent 54% of the total workforce. Commitment to Board diversification and Governance development Report available at: www.kemet.com © KEMET Electronics. All Rights Reserved. 22

Financials © KEMET Electronics. All Rights Reserved. 23

Accelerated Adjusted EBITDA Growth (Non-GAAP) 27% $1,450 5 Year Adjusted $1,250 Millions 22% EBITDA CAGR: 32.6%  Efficient Manufacturing / Yield Improvements $1,050 17%  Polymer/Tantalum Vertical Integration $850  Integration of TOKIN acquisition 12% $650 Margins Revenue  Successful Ceramic Market Segmentation $450 7% $250 2% $50 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 -3% $(150) Operating Margin (GAAP) Adjusted Operating Margin (Non-GAAP) Adjusted EBITDA Margin (Non-GAAP) Revenue © KEMET Electronics. All Rights Reserved. 24

Capital Allocation Priorities Re-Investing Return of Capital in the Business Performance Disciplined investments Target Leverage to drive growth Initiated dividend of Innovation Improved (Debt/Adjusted with targeted CAPEX $0.20 per share on Cash EBITDA) to at 5% of revenue an annualized basis Generation remain 1.0x to 2.5x Strong Balance Selectively pursue Sheet and M&A in targeted growth Financial Flexibility areas to diversify portfolio and drive profit expansion © KEMET Electronics. All Rights Reserved. 25

Long Term Financial Targets $ $ $ Organic Revenue Adjusted EBITDA Capex Revenue through Margins Acquisitions ≥ 5% CAGR 21% - 23% 5% of revenue 5% CAGR* *Over a 5-year period, equivalent to a 5% CAGR on the existing revenue base. Existing Business © KEMET Electronics. All Rights Reserved. 26

Quarterly Guidance Q1 FY20 LTM Adjusted EBITDA Margin 25.0% • Revenue: $338M – $348M 20.9% 20.0% 19.3% 17.4% 16.0% 16.3% • Non-GAAP Adj. Gross Margin: 33.5% – 35.0% 15.4% 15.8% 14.7% 15.0% • Non-GAAP Adj. SG&A: $44.0M – $46.0M 10.0% • R&D: $12.0M – $13.0M 5.0% • Effective tax rate: 25% - 28% 0.0% Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 March 2018 adjusted due to the adoption of ASC 606. © KEMET Electronics. All Rights Reserved. 27

Summary Well positioned to benefit from the growing demand for design-in, higher margin electronic components and capacitors Strong industry tailwinds: Industry 4.0, EV Market, 5G, IoT, Cloud Computing Leading market share in key segments Successful structural transformation – improved, sustainable margins – and increased capacity Strong balance sheet with significant flexibility to pursue strategic growth opportunities Successful track record of integrating acquisitions and realizing synergies Undervalued given predictable, strong growth in key markets and defensible market position © KEMET Electronics. All Rights Reserved. 28

Appendix © KEMET Electronics. All Rights Reserved. 29

Non-GAAP Financial Measures The Company presents certain non-GAAP financial measures in this presentation. The Company believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Furthermore, some of these non- GAAP financial measures are forward-looking measures for which the Company does not provide a reconciliation to the most directly- comparable GAAP measure. The Company cannot forecast the GAAP measure corresponding to such forward-looking non-GAAP measure because it cannot, without unreasonable effort, estimate or predict with certainty various components of each such GAAP measure. For more information about the non-GAAP financial measures contained herein, please see the earnings press release for the quarter and year-ended March 31, 2019 filed by the Company on Form 8-K with the Securities and Exchange Commission on May 16, 2019, and certain quantitative reconciliations on the following slides. © KEMET Electronics. All Rights Reserved. 30

Adjusted Operating Income Reconciliation
Non-GAAP (Unaudited)

(Amounts in thousands)	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2017
Net sales (GAAP)	**$ 1,382,818**	**$ 1,200,181**	**$ 757,338**
Operating income (GAAP)	**$ 200,849**	**$ 112,852**	**$ 34,968**
Operating income as a percentage of net sales	*14.5%*	*9.4%*	*4.6%*
Non-GAAP Adjustments:			
ERP integration costs/IT transition costs	8,813	80	7,045
Stock-based compensation expense	12,866	7,657	4,720
Restructuring charges (1)	8,779	14,843	5,404
Legal expenses/fines related to antitrust class actions	5,195	6,736	2,640
TOKIN investment related expenses	—	—	1,101
(Gain) loss on write-down and disposal of long-lived assets	1,660	(992)	10,671
Plant start-up costs (1)	(927)	929	427
Adjusted operating income (non-GAAP)	**$ 237,235**	**$ 142,105**	**$ 66,976**
Adjusted operating income as a percentage of net sales (non-GAAP)	*17.2%*	*11.8%*	*8.8%*

(1) $0.9 million in costs incurred during fiscal year 2018 related to the relocation of the Company's tantalum powder facility equipment from Carson City, Nevada to its existing Matamoros, Mexico plant were reclassified from "Plant start-up costs" to "Restructuring charges" during the quarter ended March 31, 2019. Additionally, $2.4 million in costs incurred during the first three quarters of fiscal year 2019 were reclassified from "Plant start-up costs" to "Restructuring Charges" during the fourth quarter of fiscal year 2019.

© KEMET Electronics. All Rights Reserved.

31

Adjusted Operating Income Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands) 2016 2015 2014 Net sales (GAAP) $ 734,823 $ 823,192 $ 833,666 Operating income (loss) (GAAP) $ 33,833 $ 23,832 $ (16,878) Operating income as a percentage of net sales 4.6% 2.9% (2.0)% Non-GAAP Adjustments: ERP integration costs/IT transition costs 5,677 3,248 3,880 Stock-based compensation expense 4,774 4,512 2,909 Restructuring charges 4,178 13,017 14,122 Legal expenses/fines related to antitrust class actions 3,041 844 — TOKIN investment related expenses 900 1,778 2,299 (Gain) loss on write-down and disposal of long-lived assets 375 (221) 4,508 Plant start-up costs 861 4,556 3,336 Plant shut-down costs 372 889 2,668 Pension plan adjustment 312 — — Inventory write downs — — 3,886 Infrastructure tax — — 1,079 Adjusted operating income (non-GAAP) $ 54,323 $ 52,455 $ 21,809 Adjusted operating income as a percentage of net sales (non-GAAP) 7.4% 6.4% 2.6% © KEMET Electronics. All Rights Reserved. 32

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarters Ended Sep 2016	Dec 2016	Mar 2017	Jun 2017	LTM Jun 2017
Net Sales (GAAP)	**$ 187,308**	**$ 188,029**	**$ 197,066**	**$ 273,946**	**$ 846,349**
Net income (loss) (GAAP)	**(4,998)**	**12,278**	**52,082**	**220,439**	**279,801**
Income tax expense (benefit)	830	1,810	(146)	1,140	3,634
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization	9,440	9,095	10,180	12,459	41,174
EBITDA (non-GAAP)	15,176	33,096	72,110	244,932	365,314
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (income) loss from equity method investments	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition (gain) loss	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
(Gain) loss on write down and disposal of long-lived assets	6,277	132	4,171	19	10,599
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Adjusted EBITDA (non-GAAP)	**$ 26,912**	**$ 26,841**	**$ 27,215**	**$ 43,330**	**$ 124,298**
Adjusted EBITDA Margin (non-GAAP)	*14.4%*	*14.3%*	*13.8%*	*15.8%*	*14.7%*

© KEMET Electronics. All Rights Reserved.

33

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarters Ended Dec 2016	Mar 2017	Jun 2017	Sep 2017	LTM Sep 2017
Net Sales	**$ 188,029**	**$ 197,066**	**$ 273,946**	**$ 301,568**	**$ 960,609**
Net income (GAAP)	**12,278**	**52,082**	**220,439**	**12,819**	**297,618**
Income tax expense (benefit)	1,810	(146)	1,140	2,864	5,668
Interest expense, net	9,913	9,994	10,894	7,270	38,071
Depreciation and amortization	9,095	10,180	12,459	13,554	45,288
EBITDA (non-GAAP)	33,096	72,110	244,932	36,507	386,645
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(6,900)	(14,200)	—	—	(21,100)
Equity (income) loss from equity method investments	133	(41,372)	(75,417)	(224)	(116,880)
Acquisition Gain	—	—	(135,588)	(1,285)	(136,873)
Restructuring charges	(369)	1,087	1,613	1,393	3,724
ERP integration costs / IT transition costs	1,734	1,760	—	—	3,494
Stock-based compensation expense	1,139	1,249	1,101	1,530	5,019
Legal expenses related to antitrust class actions	293	406	1,141	10,327	12,167
Net foreign exchange (gain) loss	(2,621)	1,507	5,043	1,891	5,820
TOKIN investment-related expenses	204	497	—	—	701
(Gain) loss on write down and disposal of long-lived assets	132	4,171	19	(39)	4,283
(Gain) loss on early extinguishment of debt	—	—	486	—	486
Adjusted EBITDA (non-GAAP)	**$ 26,841**	**$ 27,215**	**$ 43,330**	**$ 50,100**	**$ 147,486**
Adjusted EBITDA Margin (non-GAAP)	*14.3%*	*13.8%*	*15.8%*	*16.6%*	*15.4%*

© KEMET Electronics. All Rights Reserved.

34

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarters Ended				LTM
	Mar 2017	Jun 2017	Sep 2017	Dec 2017	Dec 2017
Net Sales	**$ 197,066**	**$ 273,946**	**$ 301,568**	**$ 306,576**	**$ 1,079,156**
Net income (GAAP)	**52,082**	**220,439**	**12,819**	**18,589**	**303,929**
Non-GAAP adjustments:					
Income tax expense (benefit)	(146)	1,140	2,864	2,037	5,895
Interest expense, net	9,994	10,894	7,270	7,155	35,313
Depreciation and amortization	10,180	12,459	13,554	11,353	47,546
EBITDA (non-GAAP)	72,110	244,932	36,507	39,134	392,683
Excluding the following items:					
Change in value of TOKIN options	(14,200)	—	—	—	(14,200)
Equity (income) loss from equity method investments	(41,372)	(75,417)	(224)	(238)	(117,251)
Acquisition (gain) loss	—	(135,588)	(1,285)	(310)	(137,183)
Restructuring charges	1,087	1,613	1,393	3,530	7,623
ERP integration costs / IT transition costs	1,760	—	—	—	1,760
Stock-based compensation expense	1,249	1,101	1,530	2,206	6,086
Legal expenses related to antitrust class actions	406	1,141	10,327	4,073	15,947
Net foreign exchange (gain) loss	1,507	5,043	1,891	2,239	10,680
TOKIN investment-related expenses	497	—	—	—	497
(Gain) loss on write down and disposal of long-lived assets	4,171	19	(39)	(902)	3,249
(Gain) loss on early extinguishment of debt	—	486	—	—	486
Adjusted EBITDA (non-GAAP)	**$ 27,215**	**$ 43,330**	**$ 50,100**	**$ 49,732**	**$ 170,377**
Adjusted EBITDA Margin (non-GAAP)	*13.8%*	*15.8%*	*16.6%*	*16.2%*	*15.8%*

© KEMET Electronics. All Rights Reserved.

35

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages and ratios)	Quarter Ended Sep 2017	Quarter Ended Dec 2017	Quarter Ended Mar 2018	Quarter Ended Jun 2018	LTM Jun 2018
Net Sales (GAAP)	**$ 301,568**	**$ 306,576**	**$ 318,091**	**$ 327,616**	**$ 1,253,851**
Net income (GAAP)	**12,819**	**18,589**	**2,280**	**35,220**	**68,908**
Non-GAAP adjustments:					
Income tax expense	2,864	2,037	3,091	4,600	12,592
Interest expense, net	7,270	7,155	6,754	6,658	27,837
Depreciation and amortization	13,554	11,353	13,295	13,097	51,299
EBITDA (non-GAAP)	36,507	39,134	25,420	59,575	160,636
Excluding the following items (non-GAAP):					
Equity (income) loss from equity method investments	(224)	(238)	(313)	69	(706)
Acquisition (gain) loss	(1,285)	(310)	6,303	—	4,708
Restructuring charges	1,393	3,530	8,307	(96)	13,134
R&D grant reimbursements and grant income	—	—	—	(4,087)	(4,087)
ERP integration costs / IT transition costs	—	—	80	1,650	1,730
Stock-based compensation expense	1,530	2,206	2,820	4,060	10,616
Legal expenses related to antitrust class actions	10,327	4,073	1,095	1,248	16,743
Net foreign exchange (gain) loss	1,891	2,239	3,972	(7,521)	581
Plant start-up costs	—	—	929	753	1,682
(Gain) loss on write down and sale of long-lived assets	(39)	(902)	(70)	511	(500)
Adjusted EBITDA (non-GAAP)	**$ 50,100**	**$ 49,732**	**$ 48,543**	**$ 56,162**	**$ 204,537**
Adjusted EBITDA Margin (non-GAAP)	*16.6%*	*16.2%*	*15.3%*	*17.1%*	*16.3%*

© KEMET Electronics. All Rights Reserved.

36

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

(Amounts in thousands, except percentages and ratios)	Quarter Ended Dec 2017	Quarter Ended Mar 2018	Quarter Ended Jun 2018	Quarter Ended Sep 2018	LTM Sep 2018
Net Sales (GAAP)	$ 306,576	$ 318,091	$ 327,616	$ 349,233	$ 1,301,516
Net income (GAAP)	18,589	2,280	35,220	37,141	93,230
Non-GAAP adjustments:					
Income tax expense	2,037	3,091	4,600	2,000	11,728
Interest expense, net	7,155	6,754	6,658	6,912	27,479
Depreciation and amortization	11,353	13,295	13,097	12,545	50,290
EBITDA (non-GAAP)	39,134	25,420	59,575	58,598	182,727
Excluding the following items (non-GAAP):					
Equity (income) loss from equity method investments	(238)	(313)	69	(64)	(546)
Acquisition (gain) loss	(310)	6,303	—	—	5,993
Restructuring charges	3,530	8,307	(96)	—	11,741
R&D grant reimbursements and grant income	—	—	(4,087)	—	(4,087)
ERP integration costs / IT transition costs	—	80	1,650	1,593	3,323
Stock-based compensation expense	2,206	2,820	4,060	4,417	13,503
Legal expenses related to antitrust class actions	4,073	1,095	1,248	6,060	12,476
Net foreign exchange (gain) loss	2,239	3,972	(7,521)	193	(1,117)
Plant start-up costs	—	929	753	1,361	3,043
(Gain) loss on write down and sale of long-lived assets	(902)	(70)	511	312	(149)
Adjusted EBITDA (non-GAAP)	$ 49,732	$ 48,543	$ 56,162	$ 72,470	$ 226,907
Adjusted EBITDA Margin (non-GAAP)	16.2%	15.3%	17.1%	20.8%	17.4%

© KEMET Electronics. All Rights Reserved.
37

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages and ratios)	Quarter Ended Mar 2018	Jun 2018	Sep 2018	Dec 2018	LTM Dec 2018
Net Sales (GAAP)	$ 318,091	$ 327,616	$ 349,233	$ 350,175	$ 1,345,115
Net income (GAAP)	2,280	35,220	37,141	40,806	115,447
Non-GAAP adjustments:					
Income tax expense	3,091	4,600	2,000	2,600	12,291
Interest expense, net	6,754	6,658	6,912	3,908	24,232
Depreciation and amortization	13,295	13,097	12,545	12,763	51,700
EBITDA (non-GAAP)	25,420	59,575	58,598	60,077	203,670
Excluding the following items (non-GAAP):					
Equity (income) loss from equity method investments	(313)	69	(64)	296	(12)
Acquisition (gain) loss	6,303	—	—	—	6,303
Restructuring charges	8,307	(96)	—	1,718	9,929
R&D grant reimbursements and grant income	—	(4,087)	—	(470)	(4,557)
ERP integration costs / IT transition costs	80	1,650	1,593	2,453	5,776
Stock-based compensation expense	2,820	4,060	4,417	1,534	12,831
Legal expenses related to antitrust class actions	1,095	1,248	6,060	1,549	9,952
Net foreign exchange (gain) loss	3,972	(7,521)	193	(2,218)	(5,574)
Plant start-up costs	929	753	1,361	305	3,348
(Gain) loss on write down and sale of long-lived assets	(70)	511	312	788	1,541
(Gain) loss on early extinguishment of debt	—	—	—	15,988	15,988
Adjusted EBITDA (non-GAAP)	$ 48,543	$ 56,162	$ 72,470	$ 82,020	$ 259,195
Adjusted EBITDA Margin (non-GAAP)	*15.3%*	*17.1%*	*20.8%*	*23.4%*	*19.3%*

© KEMET Electronics. All Rights Reserved.

38

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages and ratios)	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2019
Net Sales (GAAP)	$ 757,338	$ 1,200,181	$ 1,382,818
Net income (GAAP)	47,157	254,127	206,587
Non-GAAP adjustments:			
Income tax expense (benefit)	4,294	9,132	(39,460)
Interest expense, net	39,731	32,073	19,204
Depreciation and amortization	38,151	50,661	52,628
EBITDA (non-GAAP)	129,333	345,993	238,959
Excluding the following items (Non-GAAP):			
Change in value of TOKIN options	(10,700)	—	—
Equity (income) loss from equity method investments	(41,643)	(76,192)	3,304
Acquisition (gain) loss	—	(130,880)	—
Restructuring charges (1)	5,404	14,843	8,779
R&D grant reimbursements and grant income	—	—	(4,559)
ERP integration costs / IT transition costs	7,045	80	8,813
Stock-based compensation expense	4,720	7,657	12,866
Legal expenses related to antitrust class actions	2,640	16,636	11,896
Net foreign exchange (gain) loss	(3,758)	13,145	(7,230)
TOKIN investment-related expenses	1,101	—	—
Plant start-up costs (1)	427	929	(927)
(Gain) loss on write down and sale of long-lived assets	10,671	(992)	1,660
(Gain) loss on early extinguishment of debt	—	486	15,946
Adjusted EBITDA (non-GAAP)	$ 105,240	$ 191,705	$ 289,507
Adjusted EBITDA Margin (non-GAAP)	*13.9%*	*16.0%*	*20.9%*
Total Debt as of March 31,	$ 388,211	$ 324,623	$ 294,471
Leverage ratio (Debt/Adjusted EBITDA) (non-GAAP)	*3.7*	*1.7*	*1.0*

(1) $0.9 million in costs incurred during fiscal year 2018 related to the relocation of the Company's tantalum powder facility equipment from Carson City, Nevada to its existing Matamoros, Mexico plant were reclassified from "Plant start-up costs" to "Restructuring charges" during the quarter ended March 31, 2019. Additionally, $2.4 million in costs incurred during the first three quarters of fiscal year 2019 were reclassified from "Plant start-up costs" to "Restructuring Charges" during the fourth quarter of fiscal year 2019.

© KEMET Electronics. All Rights Reserved.

39

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages and ratios)	Fiscal Year 2014	2015	2016
Net Sales (GAAP)	$ 833,666	$ 823,192	$ 734,823
Net income (GAAP)	(68,503)	(14,143)	(53,629)
Non-GAAP adjustments:			
Income tax expense (benefit)	1,482	5,227	6,006
Interest expense, net	40,767	40,686	39,591
Depreciation and amortization	49,527	40,768	39,016
EBITDA (non-GAAP)	23,273	72,538	30,984
Excluding the following items (Non-GAAP):			
Change in value of TOKIN options	(3,111)	(2,100)	26,300
Equity (income) loss from equity method investments	7,090	2,169	16,406
Restructuring charges	14,122	13,017	4,178
ERP integration costs / IT transition costs	3,880	3,248	5,677
Stock-based compensation expense	2,909	4,512	4,774
Legal expenses related to antitrust class actions	—	844	3,041
Net foreign exchange (gain) loss	(304)	(4,249)	(3,036)
TOKIN investment-related expenses	2,299	1,778	900
Plant start-up costs	3,336	4,556	861
Plant shut-down costs	2,668	889	372
(Gain) loss on write down and sale of long-lived assets	4,508	(221)	375
Pension plan adjustment	—	—	312
(Income) loss from discontinued operations	3,634	(5,379)	—
Inventory write downs	3,886	—	—
Long-term receivable write down	1,444	—	—
Infrastructure tax	1,079	—	—
(Gain) loss on early extinguishment of debt	—	(1,003)	—
Professional fees related to financing activities	—	1,142	—
Adjusted EBITDA (non-GAAP)	$ 70,713	$ 91,741	$ 91,144
Adjusted EBITDA Margin (non-GAAP)	*8.5%*	*11.1%*	*12.4%*
Total Debt as of March 31,	$ 393,174	$ 387,282	$ 387,833
Leverage ratio (Debt/Adjusted EBITDA) (non-GAAP)	*5.6*	*4.2*	*4.3*

© KEMET Electronics. All Rights Reserved.

40